Exhibit 10.1
FIRST AMENDMENT TO
RECEIVABLES FINANCING AGREEMENT

This First Amendment to Receivables Financing Agreement (this “Amendment”), dated as of August 12, 2019, is by and among DCP RECEIVABLES LLC, a Delaware limited liability company, as Borrower (together with its successors and assigns, the “Borrower”); DCP MIDSTREAM, LP, a Delaware limited partnership as initial Servicer (in such capacity, together with its successors and assigns in such capacity, the “Servicer”); the Lenders, LC Participants and Group Agents party to the Financing Agreement (as hereinafter defined); PNC BANK, NATIONAL ASSOCIATION (“PNC”), as LC Bank (in such capacity, the “LC Bank”) and as Administrative Agent (in such capacity together with its successors and assigns in such capacity, the “Administrative Agent”); and PNC CAPITAL MARKETS LLC, a Pennsylvania limited liability company, as Structuring Agent (the “Structuring Agent”).

W I T N E S S E T H:

WHEREAS, the Borrower, the Servicer, the Lenders, the LC Participants, the Group Agents, the LC Bank, the Administrative Agent, and the Structuring Agent are party to that certain Receivables Financing Agreement dated as of August 13, 2018 (the “Financing Agreement”).

WHEREAS, the Borrower, the Servicer, the Lenders, the LC Participants, the Group Agents, the LC Bank and the Administrative Agent hereby agree to make certain amendments to the Financing Agreement, as permitted by Section 14.01 of the Financing Agreement, pursuant to the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, receipt and sufficiency of which are hereby acknowledged by the parties hereto agree as follows:

Section 1. DEFINITIONS. Capitalized terms not otherwise defined herein shall have the meanings given to them in the Financing Agreement.

Section 2. AMENDMENTS. The Financing Agreement is hereby amended as follows:

(a) The defined term “Scheduled Termination Date” appearing in Section 1.1 of the Financing Agreement is hereby amended and restated in its entirety and as so amended and restated shall read as follows:

“Scheduled Termination Date” means August 12, 2022, as such date may be extended pursuant to Section 2.01(b).

(b) A new clause (f) is hereby added to Section 5.05 of the Financing Agreement and shall read as follows:

(f) This Section provides a mechanism for determining an alternative rate of interest in the event that either of Adjusted LIBOR or LMIR are no longer available or in certain other circumstances. The Administrative Agent does not warrant or accept any responsibility for and shall not have any liability with respect to, the administration, submission or any other matter related to Adjusted LIBOR or LMIR or other rates in the definition of "Adjusted LIBOR", or “LMIR” or with respect to any alternative or successor rate thereto, or replacement rate therefor.

Section 3. REPRESENTATIONS OF THE BORROWER AND THE SERVICER. Each of the Borrower and the Servicer hereby represent and warrant to the parties hereto that as of the date hereof each of the representations and warranties contained in Article VII of the Financing Agreement are true and correct in all material respects as of the date hereof and after giving effect to this Amendment (except to the extent that such representations and warranties expressly refer to an earlier date, in which case they are true and correct in all material respects as of such earlier date).

Section 4. CONDITIONS PRECEDENT. This Amendment shall become effective and be deemed effective as of the date first written above upon the satisfaction or waiver of the following conditions precedent:

(a) the Administrative Agent shall have received a fully executed counterpart of this Amendment from each of the other parties hereto;

(b) the Administrative Agent shall have received an executed Reaffirmation, Acknowledgment and Consent of Performance Guarantor dated as of the date hereof;

(c) the Administrative Agent shall have received a fully executed counterpart of the Amended and Restated Fee Letter from each of the parties thereto; and

(d) no Unmatured Event of Default or Event of Default shall have occurred and be continuing.

Section 5. COUNTERPARTS. This Amendment may be executed by the parties in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument. Delivery of an executed counterpart hereof by facsimile or other electronic means shall be equally effective as delivery of an originally executed counterpart.

Section 6. SEVERABILITY. Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

Section 7. GOVERNING LAW AND JURISDICTION. Sections 14.07, 14.10 and 14.11 of the Financing Agreement are incorporated in this Amendment by reference as if such provisions were set forth herein mutatis mutandis.

Section 8. HEADINGS. The headings of this Amendment are provided solely for convenience of reference and shall not affect the meaning or interpretation of any provision of this Amendment.

[Signatures appear on following page.]

IN WITNESS WHEREOF, the parties hereto have each caused this Amendment to be duly executed by their respective duly authorized officers as of the day and year first above written.

DCP RECEIVABLES LLC,
as the Borrower

By: /s/ Sean P. O'Brien
Name: Sean P. O'Brien
Title: Group Vice President and Chief Financial Officer

DCP MIDSTREAM, LP,
as the Servicer

By: /s/ Sean P. O'Brien
Name: Sean P. O'Brien
Title: Group Vice President and Chief Financial Officer

[Signature Page to First Amendment to Receivables Financing Agreement]

PNC BANK, NATIONAL ASSOCIATION,
as Administrative Agent
By: /s/ Michael Brown
Name: Michael Brown
Title: Senior Vice President

PNC BANK, NATIONAL ASSOCIATION,
as LC Bank and as Group Agent for the    PNC Group
By: /s/ Michael Brown
Name: Michael Brown
Title: Senior Vice President

PNC BANK, NATIONAL ASSOCIATION,
as a Committed Lender
By: /s/ Michael Brown
Name: Michael Brown
Title: Senior Vice President

PNC CAPITAL MARKETS LLC,
as Structuring Agent
By: /s/ Michael Brown
Name: Michael Brown
Title: Managing Director

[Signature Page to First Amendment to Receivables Financing Agreement]